UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

STONEMOR INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39172	80-0103159
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3600 Horizon Boulevard Trevose, Pennsylvania		19053
(Address of principal executive offices)		(Zip Code)

(215) 826-2800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	STON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 30, 2020, StoneMor Inc. (the “Company”), American Cemeteries Infrastructure Investors, LLC (“ACII”), StoneMor GP Holdings, LLC (“Holdings”) and certain funds and managed accounts for which Axar Capital Management, LP serves as investment manager (collectively, “Axar”) entered into a Registration Rights Agreement (the “Agreement”) as required by and consistent with the terms of the Merger and Reorganization Agreement dated as of September 27, 2018, as amended, by and among StoneMor Partners L.P., Holdings, the Company and Hans Merger Sub LLC. Under the terms of the Agreement, the Company agreed to file a Form S-3 registration statement with the U.S. Securities and Exchange Commission (the “SEC”), as soon as reasonably practicable after the Company is eligible to use such Form S-3, to register the resale of the shares of the Company’s common stock held by ACII, Holdings and Axar (collectively, the “Registrable Shares”). The Company expects that it will be eligible to use Form S-3 on April 1, 2020. The Company also agreed to use all commercially reasonable efforts to cause the registration statement to become effective within 90 days after filing and to remain effective until all Registrable Shares covered by such registration statement have been sold. If the Company is not eligible to use Form S-3 by December 31, 2020, then each of ACII and Axar, respectively, has the right to require the Company to file a Form S-1 registration statement with the SEC to register the resale of the Registrable Shares.

Each of ACII and Axar also has the right, subject to customary limitations and on not more than two occasions, to require the Company to take such action as is necessary to facilitate an underwritten distribution of Registrable Shares included in any such registration statement. The Agreement also grants ACII, Holdings and Axar the right, subject to customary limitations, to include the Registrable Shares in any registration statement the Company proposes to file with the SEC with respect to an offering of its common stock. The Agreement also includes customary provisions relating to underwritten offerings (including restrictions on the number of Registrable Shares includable therein and lockup periods), expenses and indemnification.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits.

Exhibit Number	Description

10.1	Registration Rights Agreement dated as of January 30, 2020 by and among StoneMor Inc., American Cemeteries Infrastructure Investors, LLC, StoneMor GP Holdings, LLC and certain funds and managed accounts for which Axar Capital Management, LP serves as investment manager.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020	STONEMOR INC.

	By:	/s/ Austin K. So
Austin K. So
Senior Vice President, Chief Legal Officer and Secretary